EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John D. Aquilino, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of POP3 MEDIA CORP on Form 10-QSB/A for the three months ended December 31,2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of POP3 MEDIA CORP.


Dated:   September 13, 2005        By: /s/ John D. Aquilino
                                       ---------------------------------
                                           John D. Aquilino
                                           President and Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to POP3 MEDIA CORP and will be retained by POP3 MEDIA CORP and furnished to the Securities and Exchange Commission or its staff upon request.